UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: October 28, 2003
                        (Date of earliest event reported)


                            -------------------------



                      TRANSACTION SYSTEMS ARCHITECTS, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                   0-25346                      47-0772104
(State or other jurisdiction       (Commission                (I.R.S. Employer
      of incorporation)            File Number)              Identification No.)


                             224 South 108th Avenue,
                              Omaha, Nebraska 68154
          (Address of principal executive offices, including zip code)


                                 (402) 334-5101
              (Registrant's telephone number, including area code)


                            -------------------------




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 Item 7.  Financial Statements and Exhibits.

       (c)   Exhibits.

       Exhibit
       Number     Description

         99.1     Press Release, dated October 28, 2003.


Item 12.  Results of Operations and Financial Condition.

     On October 28, 2003, Transaction Systems Architects, Inc. issued a press release announcing its results for the quarterly period ending September 30, 2003. A copy of this press release is attached hereto as Exhibit 99.1.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         TRANSACTION SYSTEMS ARCHITECTS, INC.


 Date: October 28, 2003                  By:       /s/ David R. Bankhead
                                            ------------------------------------
                                                     David R. Bankhead
                                             Chief Financial Officer, Treasurer
                                                 and Senior Vice President





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                                  EXHIBIT INDEX

  Exhibit
  Number      Description

    99.1      Press Release, dated October 28, 2003.